EXHIBIT 99.1

                        Harleysville Group Reports First
                              Quarter 2007 Results

    First quarter highlights:

    --  Operating earnings rise by 13 percent to $0.70 per share

    -- Statutory combined ratio(1) improves by 1.3 points to 97.9 percent

    --  Pretax investment income grows 14 percent

    -- Book value climbs by 13 percent to $23.06 per share from one year ago

    HARLEYSVILLE, Pa.--(BUSINESS WIRE)--April 24, 2007--Harleysville Group Inc. (NASDAQ: HGIC) today reported diluted operating income of $0.70 per share for the first quarter of 2007, compared to $0.62 per share in the first quarter of 2006. Operating income is a non-GAAP financial measure defined by the company as net income excluding after-tax realized gains and losses on investments, and the cumulative effect of an accounting change, net of income tax.

    "We're pleased to report that we've begun 2007 with another solid quarter as we continue to see ongoing, steady improvement in our operating performance," commented Michael L. Browne, Harleysville Group's president and chief executive officer. "Our statutory combined ratio for the first quarter was 97.9 percent, or 1.3 points better than the first three months of last year. At the same time, we produced strong operating earnings of $0.70 per share for the first quarter, a 13 percent increase over the $0.62 a share we reported in the first quarter of 2006. And, we continue to maintain our solid capital base and a strong balance sheet, a modest debt-to-capital ratio of 14 percent(2), a high-quality investment portfolio, and a premium-to-surplus ratio of 1.2 to 1--which, together, provide the sound financial position for us to write our agents' best business."

    The company reported diluted net income of $0.71 per share in the first quarter of 2007, compared to $0.70 per share in the first quarter of 2006. There was $0.01 per share of realized investment gains in the first quarter of 2007, compared to $0.05 per share in the first quarter of 2006. The first quarter of 2006 also included an after-tax benefit of $0.03 per share for the cumulative effect of a change in accounting principle resulting from the adoption of Statement of Financial Accounting Standards No. 123R, "Share-Based Payment." This statement requires that the cost resulting from all share-based payment transactions be recognized in the financial statements.

    First quarter net written premiums were $207.0 million in 2007, compared to $208.9 million in the same period in 2006.

    Harleysville Group's overall statutory combined ratio was 97.9 percent in the first quarter of 2007, compared to 99.2 percent in the first quarter of 2006.

    First quarter pretax investment income increased 14 percent to $27.4 million, while after-tax investment income grew 8 percent in the first quarter to $19.6 million. Operating cash flow for the first quarter was $59.4 million, compared to $53.1 million in the first quarter of 2006.

    Commercial lines -- Net written premiums in commercial lines were $174.8 million in the first quarter of 2007, down 1 percent from the same period in 2006. The commercial lines statutory combined ratio was
97.9 percent in the first quarter of 2007, versus 101.2 percent in the first quarter of 2006.

    Personal lines -- Net written premiums were unchanged at $32.2 million in the first quarter of 2007. Harleysville Group's personal lines statutory combined ratio was 98.5 percent in the first quarter of 2007, versus 89.6 percent during the first quarter of 2006.

    Outlook -- "As we progress through 2007 and beyond, we will not compromise underwriting quality to chase a near-term growth target," Browne said. "Instead, we will remain focused on the basics of our business as we seek to consistently produce the kind of quality results we are reporting today--improving earnings, profitable underwriting and an operating return on equity of greater than 12 percent--while always maintaining a healthy balance sheet. Based on our solid first quarter results, coupled with the ongoing support of our employees and agents, we are confident the foundation we've established will enable us to generate additional ongoing, steady improvement in our operating performance."

    Webcast -- The company will host a live Webcast tomorrow, April 25, 2007, at 8 a.m. (ET) to discuss its first quarter results. The Webcast and a replay will be available from the Investors section of the company's Web site (www.harleysvillegroup.com).

    GAAP and non-GAAP financial measures -- The company uses a non-GAAP financial measure called "operating income" that management believes is useful to investors because it illustrates the performance of normal, ongoing operations, which is important in understanding and evaluating the company's financial condition and results of operations. While this measure is utilized by investors to evaluate performance, it is not a substitute for the U.S. GAAP financial measure of net income. Therefore, a reconciliation of this non-GAAP financial measure to the U.S. GAAP financial measure of net income is provided following the Consolidated Statements of Income contained in this release. Management also uses operating income for, among other things, goal setting, determining employee and senior management compensation, and evaluating performance.

    Corporate profile -- Harleysville Insurance is a leading regional provider of insurance products and services for small and mid-sized businesses, as well as for individuals, and ranks among the top 60 U.S. property/casualty insurance groups based on net written premiums. Harleysville Mutual Insurance Company owns 53 percent of Harleysville Group Inc. (NASDAQ: HGIC), a publicly traded holding company for nine regional property/casualty insurance companies collectively rated A- (Excellent) by A.M. Best Company. Harleysville Group is a member of the NASDAQ Global Select Market, which represents the top third of all NASDAQ-listed companies and has the highest initial listing standards of any exchange in the world based on financial and liquidity requirements. Harleysville Group has paid a dividend every quarter since the company went public in 1986, and was one of 3 percent of public companies recognized with a 2006 Mergent Dividend Achiever Award for its long-term history of dividend increases. Harleysville Insurance--which distributes its products exclusively through independent insurance agencies and reflects that commitment to its agency force by being a Trusted Choice(R) company partner--currently operates in 32 eastern and midwestern states. Further information can be found on the company's Web site at www.harleysvillegroup.com.

    (1) "Statutory combined ratio" is a non-GAAP measure of underwriting profitability and is based on numbers determined under statutory accounting practices as filed with state insurance regulators. It is the sum of the ratio of losses to premiums earned plus the ratio of underwriting expenses to premiums written. A ratio of less than 100 percent indicates underwriting profitability.

    (2) Excludes the effects of SFAS No. 115.

    Certain of the statements contained herein (other than statements of historical facts) are forward-looking statements. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include estimates and assumptions related to economic, competitive and legislative developments. These forward-looking statements are subject to change and uncertainty that are, in many instances, beyond the company's control and have been made based upon management's expectations and beliefs concerning future developments and their potential effect on Harleysville Group Inc. There can be no assurance that future developments will be in accordance with management's expectations so that the effect of future developments on Harleysville Group will be those anticipated by management. Actual financial results including operating return on equity, premium growth and underwriting results could differ materially from those anticipated by Harleysville Group depending on the outcome of certain factors, which may include changes in property and casualty loss trends and reserves; catastrophe losses; the insurance product pricing environment; changes in applicable law; government regulation and changes therein that may impede the ability to charge adequate rates; changes in accounting principles; performance of the financial markets; fluctuations in interest rates; availability and price of reinsurance; and the status of the labor markets in which the company operates.

                              Harleysville Group Inc. and Subsidiaries
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                            Quarter ended March 31
----------------------------------------------------------------------
(in thousands, except per share data)               2007     2006
----------------------------------------------------------------------
OPERATING RESULTS
----------------------------------------------------------------------
Diluted earnings per common share:
  Operating income*                                 $0.70       $0.62
  Realized gains, net of income taxes                0.01       $0.05
  Cumulative effect of accounting change,
   net of income taxes                                          $0.03
----------------------------------------------------------------------
  Net income                                        $0.71       $0.70
----------------------------------------------------------------------
Cash dividends per common share                     $0.19      $0.175
----------------------------------------------------------------------

                                          March 31,       December 31,
FINANCIAL CONDITION                         2007              2006
----------------------------------------------------------------------
Assets                                   $3,026,920        $2,990,984
Shareholders' equity                       $736,181          $712,162
  Per common share                           $23.06            $22.49
----------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME               Quarter ended March 31
----------------------------------------------------------------------
(in thousands, except per share data)             2007        2006
----------------------------------------------------------------------
REVENUES:
Premiums earned                                   $205,378   $208,345
Investment income, net of investment expense        27,397     24,095
Realized investment gains                              624      2,210
Other income                                         3,498      4,887
----------------------------------------------------------------------
    Total revenues                                 236,897    239,537
----------------------------------------------------------------------
LOSSES AND EXPENSES:
Losses and loss settlement expenses                131,151    135,989
Amortization of deferred policy acquisition
 costs                                              51,896     52,604
Other underwriting expenses                         18,281     19,991
Interest expense                                     1,765      1,710
Other expenses                                       1,273      1,015
----------------------------------------------------------------------
    Total expenses                                 204,366    211,309
----------------------------------------------------------------------
Income before income taxes and cumulative
 effect of accounting change                        32,531     28,228
    Income taxes                                     9,629      7,520
----------------------------------------------------------------------
Income before cumulative effect of accounting
 change                                             22,902     20,708
Cumulative effect of accounting change, net of
 income taxes                                                     942
----------------------------------------------------------------------
Net income                                         $22,902    $21,650
----------------------------------------------------------------------
Weighted average number of shares outstanding:
  Basic                                         31,630,213 30,641,110
  Diluted                                       32,116,305 31,065,785
----------------------------------------------------------------------
Per common share:
  Basic earnings before cumulative effect of
   accounting change                                 $0.72      $0.68
  Basic cumulative effect of accounting change                  $0.03
  Basic earnings                                     $0.72      $0.71

  Diluted earnings before cumulative effect of
   accounting change                                 $0.71      $0.67
  Diluted cumulative effect of accounting
   change                                                       $0.03
  Diluted earnings                                   $0.71      $0.70
----------------------------------------------------------------------

RECONCILIATION TO OPERATING INCOME:
Net income                                         $22,902    $21,650
Less cumulative effect of accounting change,
 net of income taxes                                              942
Less realized investment gains, net of income
 taxes                                                 406      1,437
----------------------------------------------------------------------
Operating income                                   $22,496    $19,271
----------------------------------------------------------------------

These financial figures are unaudited.

    *Operating income is a non-GAAP financial measure defined by the company as net income excluding after-tax realized gains and losses on investments and the cumulative effect of accounting change, net of income taxes.

                              Harleysville Group Inc. and Subsidiaries
----------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
----------------------------------------------------------------------
(in thousands, except share data)              March 31, December 31,
                                                 2007*       2006
----------------------------------------------------------------------
ASSETS
Investments:
  Fixed maturities:
    Held to maturity, at amortized cost (fair
     value $357,015 and $381,835)               $356,857     $382,457
    Available for sale, at fair value
     (amortized cost $1,759,820 and
     $1,717,651)                               1,770,471    1,722,874
  Equity securities, at fair value (cost
   $63,928 and $62,932)                           72,212       71,446
  Short-term investments, at cost, which
   approximates fair value                       105,593       72,237
----------------------------------------------------------------------
      Total investments                        2,305,133    2,249,014
----------------------------------------------------------------------
Cash                                                 141          227
Premiums in course of collection                 142,971      147,445
Reinsurance receivable                           171,017      167,199
Accrued investment income                         25,333       25,823
Deferred policy acquisition costs                102,436      102,317
Prepaid reinsurance premiums                      35,537       37,242
Property and equipment, net                       16,598       16,690
Deferred income taxes                             56,348       60,643
Securities lending collateral                    123,866      124,755
Due from affiliate                                              5,716
Other assets                                      47,540       53,913
----------------------------------------------------------------------
      Total assets                            $3,026,920   $2,990,984
----------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Unpaid losses and loss settlement expenses  $1,515,848   $1,493,645
  Unearned premiums                              443,684      443,738
  Accounts payable and accrued expenses           73,938       98,184
  Securities lending obligation                  123,866      124,755
  Debt                                           118,500      118,500
  Due to affiliate                                14,903
----------------------------------------------------------------------
      Total liabilities                        2,290,739    2,278,822
----------------------------------------------------------------------
Shareholders' equity:
  Preferred stock, $1 par value; authorized
   1,000,000 shares; none issued
  Common stock, $1 par value, authorized
   80,000,000 shares; issued 33,316,280 and
   33,060,600 shares; outstanding 31,918,371
   and 31,662,691 shares                          33,316       33,061
Additional paid-in capital                       200,975      197,607
Accumulated other comprehensive income             3,574           14
Retained earnings                                522,803      505,967
Treasury stock, at cost, 1,397,909 shares        (24,487)     (24,487)
----------------------------------------------------------------------
      Total shareholders' equity                 736,181      712,162
----------------------------------------------------------------------
Total liabilities and shareholders' equity    $3,026,920   $2,990,984
----------------------------------------------------------------------

* These financial figures are unaudited.

                              Harleysville Group Inc. and Subsidiaries
----------------------------------------------------------------------
SUPPLEMENTARY FINANCIAL ANALYSTS' DATA
----------------------------------------------------------------------
                                                Quarter ended March 31
----------------------------------------------------------------------
(dollars in thousands)                             2007       2006
----------------------------------------------------------------------
Net premiums written*                             $207,030   $208,916
----------------------------------------------------------------------
Statutory surplus*                                $712,129   $597,449
----------------------------------------------------------------------

Pretax investment income                           $27,397    $24,095
Related federal income taxes                         7,816      6,033
----------------------------------------------------------------------
After-tax investment income                        $19,581    $18,062
----------------------------------------------------------------------

----------------------------------------------------------------------
SEGMENT INFORMATION
----------------------------------------------------------------------
                                                Quarter ended March 31
----------------------------------------------------------------------
(dollars in thousands)                             2007       2006
----------------------------------------------------------------------
Revenues:
  Premiums earned:
    Commercial lines                              $170,213   $172,087
    Personal lines                                  35,165     36,258
----------------------------------------------------------------------
    Total premiums earned                          205,378    208,345
  Net investment income                             27,397     24,095
  Realized investment gains                            624      2,210
  Other                                              3,498      4,887
----------------------------------------------------------------------
  Total revenues                                  $236,897   $239,537
----------------------------------------------------------------------

Income before income taxes and cumulative effect
 of accounting change:
  Underwriting gain (loss):
    Commercial lines                                $2,092    ($3,600)
    Personal lines                                   1,574      5,119
----------------------------------------------------------------------
    SAP underwriting gain                            3,666      1,519
----------------------------------------------------------------------
  GAAP adjustments                                     384     (1,758)
----------------------------------------------------------------------
    GAAP underwriting gain (loss)                    4,050       (239)
----------------------------------------------------------------------
  Net investment income                             27,397     24,095
  Realized investment gains                            624      2,210
  Other                                                460      2,162
----------------------------------------------------------------------
  Income before income taxes and cumulative
   effect of accounting change                     $32,531    $28,228
----------------------------------------------------------------------

Income taxes on net investment income               $7,816     $6,033
Income taxes on remaining gain before cumulative
 effect of accounting change                         1,813      1,487
  Total income taxes on income before cumulative
   effect of accounting change                      $9,629     $7,520
----------------------------------------------------------------------

Effective tax rate on:
  Net investment income                               28.5%      25.0%
  Income before cumulative effect of accounting
   change                                             29.6%      26.6%
----------------------------------------------------------------------

These financial figures are unaudited.

    *Statutory data is a non-GAAP measure. Because it is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' Accounting Practices and
Procedures Manual, a reconciliation to GAAP is not required.

                              Harleysville Group Inc. and Subsidiaries
----------------------------------------------------------------------
STATUTORY DATA BY LINE OF BUSINESS*
----------------------------------------------------------------------
                                                Quarter ended March 31
----------------------------------------------------------------------
(dollars in thousands)                          2007         2006
----------------------------------------------------------------------

Net premiums written:

Commercial:
  Automobile                                     $50,121      $53,977
  Workers' compensation                           26,647       26,274
  Commercial multi-peril                          79,900       77,837
  Other commercial                                18,155       18,656

----------------------------------------------------------------------
  Total commercial                              $174,823     $176,744
----------------------------------------------------------------------

Personal:
  Automobile                                     $16,527      $17,748
  Homeowners                                      13,660       12,534
  Other personal                                   2,020        1,890

----------------------------------------------------------------------
  Total personal                                 $32,207      $32,172
----------------------------------------------------------------------

Total personal and commercial                   $207,030     $208,916
----------------------------------------------------------------------

Statutory combined ratios:

Commercial:
  Automobile                                        92.6%       101.1%
  Workers' compensation                            112.6%       117.3%
  Commercial multi-peril                           100.2%        99.9%
  Other commercial                                  84.3%        86.5%

  Total commercial                                  97.9%       101.2%
----------------------------------------------------------------------

Personal:
  Automobile                                       104.5%       100.7%
  Homeowners                                        92.6%        78.8%
  Other personal                                    95.7%        68.1%

  Total personal                                    98.5%        89.6%
----------------------------------------------------------------------

Total personal and commercial statutory
 combined ratio                                     97.9%        99.2%
----------------------------------------------------------------------

GAAP combined ratio                                 98.0%       100.1%
----------------------------------------------------------------------

Losses paid                                     $111,687     $105,850
----------------------------------------------------------------------

Net catastrophe losses incurred                   $2,068       $2,827
----------------------------------------------------------------------

These financial figures are unaudited.

    *Statutory data is a non-GAAP measure. Because it is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' Accounting Practices and
Procedures Manual, a reconciliation to GAAP is not required.

    CONTACT: Harleysville Group Inc.
             Investors:
             Mark Cummins, 215-256-5025
             mcummins@harleysvillegroup.com
             or
             Media:
             Randy Buckwalter, 215-256-5288
             rbuckwalter@harleysvillegroup.com